                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                               Energy West, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

                            ENERGY WEST, INCORPORATED



October 29, 2001

Dear Shareholders,

The Board of Directors joins me in extending to you a cordial invitation to attend the 2001 Annual Meeting of Shareholders of ENERGY WEST Incorporated (the Company). The meeting will be held on: Thursday, November 15, 2001 at 11:00 A.M. Mountain Standard Time in the Missouri Room at the Civic Center, located at
Park Drive and Central Avenue, Great Falls, Montana, for the following purposes:

1. To elect eight directors to hold office for a one year term and until their respective successors are elected and have qualified.

2.  To ratify the appointment of independent public accountants.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on October 15, 2001, are entitled to be present and vote at the meeting; we welcome all shareholders.

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented. Please sign and date the enclosed proxy and return it promptly in the enclosed envelope (no postage required) to insure that your shares will be represented at the meeting. If you attend the meeting and wish to vote in person, you may, at that time, revoke your proxy and vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS



/s/ John C. Allen




John C. Allen
General Counsel, Vice President and Corporate Secretary


ENERGY WEST INCORPORATED
No. 1 First Avenue South,
P.O. Box 2229
Great Falls, Montana 59403-2229

GENERAL INFORMATION
The accompanying proxy is being solicited by the Board of Directors of ENERGY WEST Incorporated (the "Company") for the Annual Meeting of Shareholders to be held on November 15, 2001 at 11:00 A.M. Mountain Standard Time, in the Missouri Room of the Civic Center, located at Park Drive and Central Avenue in Great Falls, Montana and any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and a copy of the Company's Annual Report to Shareholders for the year ended June 30, 2001 are being mailed on or about October 29, 2001 to all shareholders of record on October 15, 2001. A shareholder giving a proxy for use at the meeting may revoke such proxy prior to its exercise either by written notice, to be received by the Secretary of the Company no later than the close of business on November 14, 2001, or by appearing in person at the Annual Meeting and revoking his proxy. If no direction is given, the proxy will be voted for the election of directors and ratification of auditors as set forth in the accompanying Notice of Meeting. A shareholder who has revoked his proxy may choose to vote his shares by executing another proxy or by voting in person at the Annual Meeting or may abstain from voting. A shareholder may, if he deems it advisable, strike the names of management's proxy holders on the accompanying proxy and insert names of his own choosing. Only shareholders of record at the close of business on October 15, 2001 may vote at the meeting or any adjournment thereof. As of September, 20th 2001, 2,513,910 shares of Common Stock of the Company were issued and outstanding, the only class of securities of the Company entitled to vote at the meeting. Each shareholder of record is entitled to one vote for each share registered in his or her name as of the record date, except that each shareholder is entitled to cumulate his votes in electing directors by multiplying the number of votes to which he may be entitled by the number of directors to be elected and casting all such votes for one candidate or distributing them among any two or more candidates. To vote cumulatively, the shareholder must write the words "cumulative for", followed by the number of shares to be voted and name of the nominee or nominees selected on the line provided under item No. 1 of the proxy. The eight nominees for director receiving the highest number of votes at the meeting will be elected. Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by mail but, in addition, officers and regular employees of the Company who will receive no extra compensation for their efforts may solicit proxies by telephone, telegraph, or personal calls. So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. In the event that any other matters properly come before the meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matters. For purposes of determining whether a proposal has received a majority vote, abstentions will not be included in the vote total, and, therefore, will have no effect on the outcome of the vote. For purposes of determining whether a proposal has received a majority vote, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners of Common Stock who have not returned a proxy (so called "Broker Non Votes"), those shares will not be included in the vote totals, and, therefore, will have no effect on the outcome of the vote. Shares held by holders who are either present in person or represented by proxy who abstain or for whom the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters. The Board of Directors is comprised of between five and nine members. Eight directors are currently proposed for election, seven of whom are not employees of the Company. The business affairs of the Company are managed under the general direction of the Board, although it is not involved in day-to-day operations. The Directors met seven times since the last annual meeting held December 12, 2000. Seven of the eight incumbent members of the Board are standing for reelection. Mr. Geske announced at his retirement as Chief Executive Officer that he did not intend to seek reelection to the Board. Mr. Bernica was appointed President and Chief Executive Officer and is proposed as a director for the first time.

ELECTION OF DIRECTORS

The following persons have been nominated to serve one year terms or until their successors are elected and have qualified:

  Edward J. Bernica, Andrew Davidson, David A. Flitner, Thomas N. McGowen, Jr.,
    G. Montgomery Mitchell, George D. Ruff, Richard J. Schulte, Dean A. South

Each of the nominees for director with the exception of Mr. Bernica is a member of the present Board of Directors. It is intended that the proxies in the form enclosed will be voted for the election of the nominees named above by regular or cumulative voting, unless authority to do so is withheld as provided in the proxy. The persons named in the proxy have the right, under the conditions stated in "General Information," page 1, to cumulate their votes and distribute them among the nominees, at their discretion, unless otherwise specifically instructed. If for any reason one or more of the nominees should be unable to serve or refuse to serve as director (an event which is not anticipated), the proxies will be voted for such substitute nominees as the proxy holders may determine. The eight nominees for director receiving the highest number of votes will be elected. The eight nominees are submitted for election at this time in accordance with a resolution adopted by the directors at the Board meeting on October 23, 2001. The Board of Directors recommends approval of each nominee.

INFORMATION ABOUT DIRECTOR NOMINEES AS OF OCTOBER 1, 2001 APPEARS BELOW:

Edward J. Bernica , (52), was appointed President and Chief Executive Officer of the Company on September 18, 2001. Prior to that appointment Mr. Bernica was Executive Vice President, Chief Operating Officer and Chief Financial Officer for the Company since 1999. Prior to 1999 he served the Company as Vice President and Chief Financial Officer from the time he joined the Company in 1994.

Andrew. Davidson, (34), has been a director of the Company since 1999. He is Vice President and Portfolio Manager for Davidson Investment Advisors and a Financial Consultant for D. A. Davidson & Company. He has served in both capacities since 1993.

David A. Flitner, (68), has been a Director of the Company since 1988. He is owner of the Flitner Ranch and Hideout Adventures, Inc. a recreational enterprise.

Thomas N. McGowen, Jr., (75), has been a Director of the Company since 1978. Mr. McGowen is a retired attorney and is past President and Chairman of the Board of Pabst Brewing Company. Mr. McGowen is a Director for Ribi Immunochem Corporation.

G. Montgomery Mitchell, (73), has been a Director of the Company since 1984. Mr. Mitchell was Senior Vice President and Director of Stone and Webster Management Consultants, Inc. from August 1980 until his retirement in 1993. Mr. Mitchell is a Director of Energy South, Inc.

George D. Ruff, (64), has been a member of the Board of Directors since November 1996. Mr. Ruff served as Vice-President of Montana Operations for US West from June of 1983 until his retirement in 1997. He is a director of Wells Fargo Bank (previously Norwest Bank), the Montana Taxpayers Association and the Montana Chamber Foundation Board.

Richard J. Schulte, (61), has been a Director of the Company since 1997. Mr. Schulte is a principal in Schulte Associates LLC, a consulting firm providing management, marketing, e-commerce and organizational services to energy related businesses. Mr. Schulte also operates a home repair and construction company, a sole proprietorship doing business as LDDI. He also serves as Vice Chairman of the American Society for Testing and Materials (ASTM International). Mr. Schulte was formerly President and CEO of International Approval Services, Inc and Senior Vice President, Laboratories, for the American Gas Association.

Dean A. South, (59), has been a member of the Board of Directors since August of 1996. He currently ranches north of Helena, Montana. Mr. South retired as Vice President of Western Operations for Heritage Propane Corporation in 1991. He served as President and Chief Operating Officer of Louis Dreyfus Propane Corporation from 1986 until 1989 and President of Northern Energy Company from 1981 until they merged with Louis Dreyfus in 1986.





THE BOARD AND COMMITTEES OF THE BOARD

The Company has a Compensation Committee consisting of Messrs. McGowen, Flitner and Ruff. The Compensation Committee met four times during the year. It has the responsibility to make recommendations to the full board regarding base salaries of officers and certain incentive plans or other compensation matters. The Company also has an Audit Committee consisting, during the fiscal year, of Messrs. Mitchell, South and Schulte and Davidson. The Audit Committee met five times during the year and has responsibility for reviewing the annual audit and making recommendations to the full board regarding accounting matters that come to its attention. The Company also has a Special Committee consisting of Messrs. Mitchell, Schulte and Davidson. The Special Committee met five (5) times during the year and has the responsibility of advising management concerning special projects. On September 13, 2001 the Board of Directors met and accepted the retirement of Mr. Geske and elected Mr. Mitchell to serve as Chairman of the Board. At that same meeting Mr. Bernica was appointed President and Chief Executive Officer. Executive officers of the Company are appointed by and serve at the discretion of the Board of Directors. Directors of the Company are elected at the Annual Meeting of Shareholders and serve until their successors are duly elected and qualified. The full Board met ten times since the last annual meeting. No director attended fewer than 75% of the board and committee meetings on which he served. The Company paid its outside directors the following fees in the fiscal year:

Annual Retainer         $4,000 per year;

Board Meeting Fee       $1,250 per Meeting;

Committee Fee           $450 per Committee Meeting held on a different day from
                        a full Board meeting and $250 for each Committee meeting
                        held on the same day as a full Board Meeting.

For Board or Committee meetings held by telephone conference, the rate is one half the regular rate indicated. Furthermore, each Director receives an annual award of Company Stock. The amount of stock purchased is determined by an amount equal to a percentage of Director's compensation equivalent to the percentage of compensation paid to the CEO under the management incentive plan. For example, if the CEO is paid an incentive under the management incentive plan of 30%, that same 30% would be applied to the total compensation paid to each director during the fiscal year to arrive at a dollar amount. Those incentive dollars would then be utilized to purchase ENERGY WEST stock on behalf of each director. Incentives associated with fiscal year 2001 resulted in the distribution of 5,357 shares of stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table following sets forth certain information regarding the beneficial ownership of the Common Stock of the Company on or about September 30, 2002 (i) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) by each director, and (iii) by all executive officers and directors as a group. Each beneficial owner has sole voting and investment power unless otherwise indicated.


Name And Address (where applicable)       Number of Shares of Stock     Percent of
Of Beneficial Owner                       Beneficially Owned            Ownership

Ian and Nancy Davidson
#8 3rd St. N.,
Great Falls MT                                   443,758                 18%(a)

Turkey Vulture Fund XIII, Ltd.,
7001 Center St
Mentor OH                                        124,500                  5%

Cedar Grove Cemetery Association
P.O. Box 228,
Flushing NY                                      121,700                  5%

Larry Geske
4 Meadowlark Ridge
Great Falls MT                                   125,258                  5%(b,c)

Andrew Davidson                                   28,105 *

David Flitner                                      4,932 *

Thomas N. McGowen, Jr                              4,773 *

G. Montgomery Mitchell                            13,843 *

George Ruff                                        7,122 *

Richard Schulte                                    6,652 *

Dean South                                         1,145 *

Edward Bernica                                    12,109 (c)

John C. Allen                                     16,568 (c) *

Tim Good                                          21,207 (c) *

Steven Powers                                      4,887 (c) *

All Directors and Executive Officers as a group
(12 in number)                                   246,601                 10%(c)

 *  Less than 1%
(a) Shares shown as owned by Ian Davidson are owned in joint tenancy with rights of survivorship, Mr. and Mrs. Davidson have sole power to vote and to dispose of the shares.
(b) The shares total shown for Mr. Geske includes 6,000 shares owned by Mr. Geske's wife, to which Mr. Geske disclaims beneficial ownership.
c) Amounts include stock options granted to the following, to Mr. Geske, options to purchase 10,000 shares of which all are exercisable; to Mr. Bernica, options to purchase 9,820 of which 7,892 are exercisable; to Mr. Allen 5,000 of which all are exercisable; to Mr. Good options to purchase 4,000 of which 2,400 are exercisable; to Mr. Powers options to purchase 4,000 shares of which 2,400 are exercisable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and persons who own more than ten percent of the Corporation's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers (NASD). Such persons are also required to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports received by the Corporation, the Corporation is pleased to note that its directors and executive officers filed all required reports during or with respect to the fiscal year ending June 30, 2001 on a timely basis.



AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee (Committee), which are set forth in the Audit Committee charter adopted by the Board of Directors (a copy of which is attached to this Proxy Statement as Exhibit A), include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including its President and its Controller, as well as the Company's independent auditors.

The Committee has reviewed and discussed with senior management the Company's audited financial statements included in the 2001 Annual Report to Shareholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management, and (ii) have been prepared in conformity with generally accepted accounting principles.

The Committee has also discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires the independent auditors to provide us with additional information regarding the scope and results of the audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies,
(iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

The Committee has received from Ernst & Young LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence discussions with Audit Committees with respect to any relationships between Ernst & Young and the Company). Ernst & Young LLP has discussed its independence with the Committee, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

Based on the review and discussion described above with respect to the Company's audited financial statements included in the Company's 2001 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statement be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

As specified in the Audit Committee Charter (which Charter is attached as Exhibit "A" to this proxy statement) it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditors with respect to such financial statements.

The foregoing report is furnished by the Audit Committee:
                  Richard Schulte, Chairman; Andrew Davidson; Dean South


FEES PAID TO INDEPENDENT AUDITORS

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP.

Audit Fees                               $139,255
Other                                    $ 16,125
Total                                    $155,380

The Audit Committee has considered whether the non-audit services listed as "Other" in the table above is compatible with maintaining the independence of Ernst & Young.


BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee") reviews each salary adjustment for the Company's officers and recommends those adjustments to the full board. The Committee also provides recommendations to the full Board regarding the structure of incentive compensation including contributions to the Company's Annual Management Incentive Plan, the Company's Long Term Incentive Plan, the Company's Incentive Stock Option Plan, as well as the Employee Stock Ownership Plan (ESOP). It also provides recommendations regarding Director Compensation.

The Committee's objectives are as follows:

1. The Committee seeks to attract and retain the necessary management talent to successfully lead the Company. The Committee believes it must provide a compensation package that is competitive in the marketplace with other comparable companies.

2. The Committee encourages decision-making that enhances shareholder value. The Committee believes that this objective is met by linking executive pay to corporate performance.

The committee believes that the various compensation plans it employs achieve the above stated objectives. The plans just referred to are summarized below. Total Compensation for executive officers is determined by marketplace survey data, Company performance and individual performance. A control point and a salary range is established for each executive based on market information of companies in the gas utility industry. Each executive receives a base salary and annual incentive award which, when combined, place the executive within the compensation range for the position. The amount of the incentive award varies based upon the Company's performance. Incentive awards have traditionally ranged from 0% to 50% of base salary.

The Annual Management Incentive Plan provides for the payment of a cash bonus depending on two criteria, earnings per share relative to a predetermined target and achieving a predetermined Economic Value Added (EVA) target. Incentives awarded under this plan increase as the Company's performance, as measured by these two criteria, improves. In the fiscal year ended June 30, 2001 the Company paid to its officers $343,725 as a result of this plan.

The Energy West Long Term Incentive Plan was adopted in 1999. It has established a targeted return of 50% to the Shareholder over the course of a three year period beginning in fiscal year 2000. The Plan requires the achievement of both annual earnings per share targets as well as an increase in shareholder return before any payment under the plan is earned. In the Fiscal Year ended 2001, $216,306 was earned by plan participants. A total pool of $600,000 is available for distribution to participants over the entire three year period.

In September of 1999 the Company adopted a Change of Control Severance Plan that requires severance payments to employees whose employment is terminated as a result of a change of control. This plan covers executive officers as well as most other employees of the Company. The Plan requires payment of two weeks of base salary for every year of service with a minimum payment of three months and a maximum of one year of base salary for officers of the Company.

In August of 2000, the Board adopted a Retention Bonus Plan under which $1.5 million dollars was authorized by the Board of Directors for allocation to key employees, including the named executive officers who would be paid a cash incentive for continued employment if the Company became involved in a potential change of control negotiation with a third party.


CHIEF EXECUTIVE OFFICER COMPENSATION
Compensation for the Chief Executive Officer is accomplished through the same combination of base salary, annual incentive award, and long term plans as just discussed with respect to other members of management, with the exception that he is also the sole participant in the Deferred Compensation Plan for the CEO. The Company identifies a targeted total compensation mid-point primarily through the use of the American Gas Association Salary Survey. That survey provides data to the Company for Companies of similar size. The midpoint total compensation target for the CEO is $178,800. The Deferred Compensation Plan For the CEO was approved by the Compensation committee effective July 1, 1995. Under the plan, a cash amount is calculated by a formula that is governed by the total return to the Company's shareholder (dividends and stock price appreciation). This return is multiplied by 22,500 phantom shares of stock to produce the annual incentive. The cash contributions calculated by that formula are deferred for three years from the year in which they are earned and paid out in that third year assuming continued employment by the CEO.

MEMBERS OF THE COMPENSATION COMMITTEE:

       Thomas N. McGowen, Jr., Chairman; David A. Flitner, George D. Ruff

The table following sets forth the cash compensation of the Chief Executive Officer and other named executive officers of the Company earning compensation in excess of $100,000 in the fiscal year.

                           SUMMARY COMPENSATION TABLE

                                 Annual Compensation           Long Term Compensation

Name and Principal                                      Securities   LTIP         All Other
                                                        Underlying   Payouts    Compensation
Position                   Year    Salary  Bonus         Options

Larry D. Geske             2001   119,315  104,796 (1)   10,000      93,083 (2)     20,119
Chief Executive            2000   117,122    0           10,000          0          16,854
                           1999   114,967    9,518       10,000      10,293 (2)     18,774

Edward Bernica             2001   107,458   91,112 (1)    9,820                     16,921
Chief Operating            2000   104,836    0            9,820                     14,825
Officer & Chief            1999    97,760    8,092       14,820                     18,414
Financial Officer

Tim Good                   2001    96,293   73,885 (1)    4,000                     17,051
Vice President for         2000    94,041   11,936        4,000                     13,807
Natural Gas                1999    92,057   10,520        4,000                     14,105
Operations

John Allen                 2001    89,902   70,123 (1)    5,000                     14,334
General Counsel            2000    87,853     0           5,000                     12,479
& Vice President           1999    84,624   15,000        5,000                     15,724
Human Resources

Steven Powers              2001    75,327   79,878 (1)    4,000                     17,369
Assistant Vice             2000    72,229   36,790        4,000                     12,264
President & Manger         1999    69,356   21,634        4,000                     12,741
Energy West Resources


    (1) Amounts shown are subject to adjustment due to variables that are not currently calculable with any degree of precision.
    (2) Represents amounts received by Mr. Geske pursuant to the CEO Deferred Compensation Plan.

The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to shareholders of ENERGY WEST Incorporated during the five year period ended June 30, 2001, as well as an overall stock market index (S&P 500 Index) and the peer group index (S&P Utility Index).


COMPARISON OF FIVE YEAR CUMMULATIVE RETURNS

                       EW ST              S&P 500            S&P UTILITIES
June 95-June 96   $10,000   $100.00   $10,000   $100.00   $10,000   $100.00
June 96-June 97   $10,840   $105.50   $13,470   $134.70   $10,550   $105.50
June 97-June 98   $11,913   $137.36   $17,524   $175.24   $13,736   $137.36
June 98-June 99   $12,533   $149.17   $21,520   $215.20   $14,917   $149.17
June 99-June 00   $12,332   $154.99   $23,069   $230.69   $15,499   $154.99
June 00-June 01   $19,127   $188.01   $19,655   $196.55   $18,801   $188.01

              AGGREGATED OPTION/ SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION /SAR VALUES

Name                             Number of                        Value of
                                 Unexercised                      unexercised in-the-
                                 Options/SAR's at                 money options/SAR's
                                 fiscal year-end                  at fiscal year-end
                                          (#)                            ($)
                                 Exercisable/Unexerciseable       Exercisable/Unexercisable
----------------------------------------------------------------------------------------------
 Larry Geske                     10,000/0                         $34,250


 Tim Good                        2,400/1,600                      $6,271/$4,180

 John Allen                      5,000/0                          $16,500/0

 Steven Powers                   2,400/1,600                      $6,271/4,180

(1) All options currently outstanding are exercisable as follows: 20% in the year of grant, 40% the following year; 60% the next year; 80% the next year thereafter and 100% beginning with the fourth anniversary of the grant.

(2) The value is ascertained by multiplying the difference between the price at which the options may be exercised and the price of the stock at the end of the fiscal year ($11.80) by the number of options exercisable and unexercisable, as the case may be.


RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
The Board of Directors has appointed Deloitte & Touche, as independent public accountants for the Company, to examine the Company's financial statements for the current year ending June 30, 2002 and to perform other appropriate accounting services and recommends that the shareholders of the Company ratify that appointment. Ernst & Young LLP has served as the Company's independent accountants for fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999. However, following a request for proposals and evaluation process, the Audit Committee selected the firm of Deloitte & Touche as its independent auditor for the fiscal year ending June 30, 2002. Other than certain consulting services related to the implementation of accounting standards and certain relatively minor consulting services, neither Ernst & Young LLP, nor Deloitte &

Touche have any relationship with the Company other than that arising from their employment as independent public accountants. While neither representatives of Ernst & Young LLP nor of Deloitte & Touche will be available to make a statement or answer questions at the meeting, the Company will, upon request, forward any shareholder inquiries to Ernst & Young LLP and forward responses thereto to interested shareholders subsequent to the meeting. It is intended that the proxies will be voted for the ratification of the appointment of Deloitte & Touche unless otherwise indicated. If the appointment is not ratified by shareholders, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

In order for proposals for stockholders to be considered for inclusion in the proxy statement for the 2002 Annual Meeting of Shareholders of ENERGY WEST, such proposals must be received by the Secretary of ENERGY WEST before September 1, 2002.




Your immediate attention to completing and mailing this proxy will be greatly appreciated.



October 29, 2001


By Order of the Board of Directors
Great Falls, Montana

                                    EXHIBIT A

      Audit Committee Charter for ENERGY WEST, Incorporated ("the Company")

ORGANIZATION This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the committee,] and at least one member shall have accounting or related financial management expertise.

                               STATEMENT OF POLICY
The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

                         RESPONSIBILITIES AND PROCESSES
The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting and sound business risk practices.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

- The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

- The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's procedures to monitor and manage business risk. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

- The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

Audit Committee Operating Guidelines

IMPLEMENTATION SELF-ASSESSMENT TOOL


-------------------------------------------------------------------------------------------------------------
                                                             Comply?              Required Actions
                                                            (y/n/na)
-------------------------------------------------------------------------------------------------------------
                              ATTRIBUTES OF AUDIT COMMITTEES (SEE NOTE BELOW)
-------------------------------------------------------------------------------------------------------------
COMPOSITION
-------------------------------------------------------------------------------------------------------------
THE AUDIT COMMITTEE MUST BE COMPOSED OF AT LEAST
THREE DIRECTORS.

IMPLEMENTATION DEADLINE:   ALL COMPANIES HAVE
UNTIL JUNE 2001.
-------------------------------------------------------------------------------------------------------------
INDEPENDENCE
-------------------------------------------------------------------------------------------------------------
ALL AUDIT COMMITTEE MEMBERS MUST MEET THE
APPLICABLE SECURITIES EXCHANGE (I.E.,
NYSE OR NASD) DEFINITION OF INDEPENDENCE.

IMPLEMENTATION DEADLINE:  NYSE COMPANIES
NEED TO COMPLY AT THE TIME CURRENT AUDIT
COMMITTEE MEMBERS ARE REELECTED OR REPLACED.
NASD COMPANIES HAVE UNTIL JUNE 2001.
-------------------------------------------------------------------------------------------------------------
FINANCIAL LITERACY
-------------------------------------------------------------------------------------------------------------
ALL AUDIT COMMITTEE MEMBERS MUST MEET THE
APPLICABLE SECURITIES EXCHANGE (I.E., NYSE
OR NASD) DEFINITION OF FINANCIAL LITERACY OR
BECOME FINANCIALLY LITERATE WITHIN A
REASONABLE PERIOD OF TIME AFTER JOINING THE
AUDIT COMMITTEE.

IMPLEMENTATION DEADLINE:  SAME AS FOR
INDEPENDENCE.
-------------------------------------------------------------------------------------------------------------
FINANCIAL EXPERTISE
-------------------------------------------------------------------------------------------------------------
AT LEAST ONE MEMBER OF THE AUDIT COMMITTEE
MUST HAVE ACCOUNTING OR FINANCIAL MANAGEMENT
EXPERTISE.

IMPLEMENTATION DEADLINE:  SAME AS FOR
INDEPENDENCE.
-------------------------------------------------------------------------------------------------------------

Note: The new composition (three members) and qualification (financial literacy and expertise) requirements do not apply to issuers that file reports under SEC Regulation S-B. Such issuers must establish and maintain an audit committee of at least two members, a majority of the members of which shall be independent directors.

Implementation Self-Assessment Tool (Continued)
-------------------------------------------------------------------------------------------------------------
                                                             Comply?              Required Actions
                                                            (y/n/na)
-------------------------------------------------------------------------------------------------------------
                                       PROCESSES OF AUDIT COMMITTEES
-------------------------------------------------------------------------------------------------------------
                                          AUDIT COMMITTEE CHARTER
-------------------------------------------------------------------------------------------------------------
The audit committee must have a formal
written charter adopted by the board of
directors. Minimum charter requirements: (1)
The scope of the audit committee's
responsibilities and how they are carried
out; (2) the ultimate accountability of the
independent auditors to the audit committee
and board; (3) The responsibility of the
audit committee for the selection, evaluation
and replacement of the independent auditors;
and (4) The responsibility  of the audit
committee for ensuring the independence of
the independent auditors.

IMPLEMENTATION DEADLINE: ALL COMPANIES HAVE
UNTIL JUNE 2000.
-------------------------------------------------------------------------------------------------------------
                           DISCUSSIONS ABOUT THE QUALITY OF ACCOUNTING PRINCIPLES
-------------------------------------------------------------------------------------------------------------

Independent auditors are required to discuss with the audit committee the auditors' judgments about the quality, not just the acceptability, of the company's accounting principles as applied in its financial reporting. The discussion should include such matters as:
[ ] Consistency of the company's accounting
    policies and their application;
[ ] Clarity and completeness of the company's financial statements and related disclosures;
[ ] Selection of new or changes to accounting
    policies;
[ ] Estimates, judgements and uncertainties;
[ ] Unusual transactions; and
[ ] Accounting policies relating to
    significant financial statement items.

IMPLEMENTATION DEADLINE: INDEPENDENT AUDITORS
ARE REQUIRED TO DISCUSS THESE ITEMS WITH
AUDIT COMMITTEES IN CONNECTION WITH AUDITS OF
FINANCIAL STATEMENTS FOR PERIODS ENDING ON OR
AFTER DECEMBER 15, 2000.
-------------------------------------------------------------------------------------------------------------

Implementation Self-Assessment Tool (Continued)
-------------------------------------------------------------------------------------------------------------
                                                             Comply?              Required Actions
                                                            (y/n/na)
-------------------------------------------------------------------------------------------------------------
                                       QUARTERLY REVIEWS AND RELATED
DISCUSSIONS ABOUT INTERIM FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------------------------------
Registrants are required to have independent
auditors perform timely reviews of interim
financial information. If matters described
by SAS No. 61, as they relate to the interim
financial information, have been identified,
they should be communicated to the audit
committee or at least its chairman prior to
the company filing its Form 10-Q (or Form
10-QSB).

IMPLEMENTATION DEADLINE: FORM 10-Q'S (OR FORM
10-QSB) FOR FISCAL QUARTERS ENDING ON OR
AFTER MARCH 15, 2000.
-------------------------------------------------------------------------------------------------------------
DISCLOSURE BY AUDIT COMMITTEES
-------------------------------------------------------------------------------------------------------------
                                          REPORT OF AUDIT COMMITTEE
-------------------------------------------------------------------------------------------------------------
The audit committee must include a "report"
in the company's annual proxy statement. The
report must state whether the audit committee
has: (1) Reviewed the annual audited
financial statements with management; (2)
Discussed with the independent auditors the
matters required by SAS No. 61; (3) Received
from the independent auditors the required
written communication and discussed with them
their independence; (4) Based on the above
reviews and discussions recommended to the
board of directors that the audited financial
statements be included in the company's Form
10-K (or Form 10-KSB) for filing with the
SEC.

IMPLEMENTATION DEADLINE: THE REPORT SHALL BE
INCLUDED ANNUALLY BEGINNING WITH PROXY
STATEMENTS RELATING TO VOTES OF SHAREHOLDERS
OCCURRING ON OR AFTER DECEMBER 15, 2000.

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                             Comply?              Required Actions
                                                            (y/n/na)
-------------------------------------------------------------------------------------------------------------
OTHER PROXY DISCLOSURES
-------------------------------------------------------------------------------------------------------------
The audit committee must disclose in the
company's annual proxy statement that it is
governed by a formal written charter. Also,
disclosure is required if the committee has
determined to allow a non-independent
director to serve on the audit committee.

IMPLEMENTATION DEADLINE: SAME AS FOR THE
REPORT OF AUDIT COMMITTEE. IN ADDITION, A
COPY OF THE AUDIT COMMITTEE CHARTER MUST BE
FILED WITH THE INITIAL PROXY STATEMENT AND AT
LEAST ONCE EVERY THREE YEARS THEREAFTER.
-------------------------------------------------------------------------------------------------------------
REPORTING TO EXCHANGES
-------------------------------------------------------------------------------------------------------------
(NYSE) Annually, or upon a change in
membership of the audit committee, written
confirmation is required regarding the
committee composition (i.e. independence and
financial literacy and expertise of members)
and the annual review and reassessment of the
adequacy of the audit committee charter.

IMPLEMENTATION DEADLINE: WE EXPECT THAT THE
NYSE WILL CREATE AND FURNISH TO ALL LISTED
COMPANIES A STANDARD FORM FOR CERTIFICATION
OF COMPLIANCE WITH THESE RULES AND THE
REQUIRED DUE DATE.
-------------------------------------------------------------------------------------------------------------
(NASD) A one time written certification is
required affirming: the adoption of a formal
written charter, which is to be reviewed and
reassessed annually; and the audit committee
composition (i.e. number, independence, and
financial literacy and expertise of members).

IMPLEMENTATION DEADLINE: WE EXPECT THAT THE
NASD WILL CREATE AND FURNISH TO ALL LISTED
COMPANIES STANDARD FORMS FOR CERTIFICATION OF
COMPLIANCE WITH THESE RULES AND THE REQUIRED
DUE DATES.
-----------------------------------------------------------------------------------------------------------

AUDIT COMMITTEE MEETING PLANNER

-------------------------------------------------------------------------------------------------------------
A = Annually; Q = Quarterly; AN = As Necessary                           Frequency          Planned Timing
-------------------------------------------------------------------------------------------------------------
                        Financial Management                           A    Q     AN   Sep    Nov   Feb   May
-------------------------------------------------------------------------------------------------------------
Annual Report on Form 10-K (10-KSB) and proxy statement                 X                X
-------------------------------------------------------------------------------------------------------------
Quarterly Reports on Form 10-Q*                                              X                 X      X    X
-------------------------------------------------------------------------------------------------------------
Assessment of internal controls                                         X                X
Environment and systems of internal controls
-------------------------------------------------------------------------------------------------------------
New accounting and financial reporting requirements**                   X                                  X
-------------------------------------------------------------------------------------------------------------
Status of significant accounting estimates and                                     X     X
Judgments (e.g., reserves) and special issues (e.g., major
transactions, accounting changes, etc.)
-------------------------------------------------------------------------------------------------------------
Other matters (adequacy of staffing, succession planning,                          X     X
etc.)
-------------------------------------------------------------------------------------------------------------
Executive session with management                                                  X     X
-------------------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS
-------------------------------------------------------------------------------------------------------------
Results of annual audit (including required communications)             X                X
-------------------------------------------------------------------------------------------------------------
Results of timely quarterly reviews (including required                      X                             X
communications)*
-------------------------------------------------------------------------------------------------------------
Report on internal control weaknesses and other                         X                X
recommendations and management response
-------------------------------------------------------------------------------------------------------------
Scope of interim reviews and annual audit and fees                      X                X
-------------------------------------------------------------------------------------------------------------
Required written communication and discussion of                        X                X
independence
-------------------------------------------------------------------------------------------------------------
Other matters (adequacy of financial staff, succession                             X     X
planning, etc.)
-------------------------------------------------------------------------------------------------------------
Executive session with independent auditors                             X                X
-------------------------------------------------------------------------------------------------------------
INTERNAL AUDITOR
-------------------------------------------------------------------------------------------------------------
Scope of internal auditing plan for upcoming year                       X                      X
-------------------------------------------------------------------------------------------------------------
Internal auditing costs (budget/actual)                                 X                      X
-------------------------------------------------------------------------------------------------------------
Coordination with independent auditors                                  X                             X
-------------------------------------------------------------------------------------------------------------
Defalcations and irregularities                                                    X
-------------------------------------------------------------------------------------------------------------
Compliance review:  Business conduct policy                             X                                  X
-------------------------------------------------------------------------------------------------------------
Compliance  review:  Director and executive officer                     X                                  X
perquisites and expenses
-------------------------------------------------------------------------------------------------------------
Summary of significant  audit findings and status update                           X           X           X
relative to annual plan
-------------------------------------------------------------------------------------------------------------
Executive session with Director of Internal Auditing                               X           X           X
-------------------------------------------------------------------------------------------------------------

** FASB, NASD, SEC, Audit Standards


-------------------------------------------------------------------------------------------------------------
A = Annually; Q = Quarterly; AN = As Necessary                          Frequency          Planned Timing
-------------------------------------------------------------------------------------------------------------
                    Other Members of Management                       A    Q     AN   Sep    Nov   Feb    May
-------------------------------------------------------------------------------------------------------------
Legal Matters (General Counsel)
-------------------------------------------------------------------------------------------------------------
[ ] Conflict of interest and ethics policies                           X                                   X
-------------------------------------------------------------------------------------------------------------
[ ] Litigation status/regulatory matters                                    X           X     X      X     X
-------------------------------------------------------------------------------------------------------------
Information systems matters (MIS Director)                                        X
-------------------------------------------------------------------------------------------------------------
Risk management processes and assessment (Risk                              X           X     X      X     X
Management Director)
-------------------------------------------------------------------------------------------------------------
Tax matters (Tax Director)                                                        X                        X
-------------------------------------------------------------------------------------------------------------
Others                                                                            X
-------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE
-------------------------------------------------------------------------------------------------------------
Report results of annual independent audit to the board                X                X
-------------------------------------------------------------------------------------------------------------
Recommend to the board the appointment of independent                  X                X
auditors
-------------------------------------------------------------------------------------------------------------
Review annual proxy statement between September and                    X                X
November (Chairman:  when available)
-------------------------------------------------------------------------------------------------------------
Evaluate audit committee effectiveness (i.e., self-                    X                      X
assessment)
-------------------------------------------------------------------------------------------------------------
Reassess the adequacy of the audit committee charter and               X                      X
obtain board approval
-------------------------------------------------------------------------------------------------------------
Approve audit committee meeting planner for the
upcoming year and confirm mutual expectations with
management and the auditors                                            X                      X
-------------------------------------------------------------------------------------------------------------
Evaluate Internal Auditing's performance                               X                      X
-------------------------------------------------------------------------------------------------------------
Approve minutes of previous meeting                                         X           X     X      X     X
-------------------------------------------------------------------------------------------------------------
Report significant matters to the board                                     X           X     X      X     X
-------------------------------------------------------------------------------------------------------------
Executive session of committee members                                            X           X
-------------------------------------------------------------------------------------------------------------
Orientation of new members and continuing education
(e.g., accounting and financial topics                                            X                        X
-------------------------------------------------------------------------------------------------------------
Review NASD Standards                                                  X                X
-------------------------------------------------------------------------------------------------------------
Assess independence of audit committee members                         X                X
-------------------------------------------------------------------------------------------------------------
Other matters                                                                     X
-------------------------------------------------------------------------------------------------------------

THE COMMITTEE MEETING PLANNER CONTEMPLATES COMMITTEE CHAIRPERSON LEADERSHIP (WITH INPUT FROM MANAGEMENT AND THE AUDITORS) IN:
[ ] DEVELOPING A DETAILED AGENDA FOR EACH MEETING
[ ] KEEPING LINES OF COMMUNICATIONS OPEN AMONG THE BOARD, AUDITORS, AND THE
    COMMITTEE MEMBERS
* NOTE THAT THE CHAIR OF THE AUDIT COMMITTEE MAY REPRESENT THE ENTIRE COMMITTEE IN ORDER TO FACILITATE CONDUCTING THESE REVIEWS TIMELY.

                                     PROXY
                            ENERGY WEST INCORPORATED

Proxy for the Annual Meeting to be held November 15, 2001, at 11:00 A.M., M.S.T. in the Missouri Room of the Great Falls Civic Center in Great Falls, Montana. Andrew Davidson, Thomas N. McGowen, Jr. and G. Montgomery Mitchell or any of them with full power of substitution, are hereby authorized to represent and to vote the stock of the undersigned at the Annual Meeting of the shareholders of ENERGY WEST on November 15, 2001 and any adjournments or postponements thereof, upon the matters set forth below. The Board of Directors recommends a vote FOR the nomination of the director nominees identified in the following paragraph and FOR the ratification of the selection of Deloitte & Touche as independent Auditors.


1. To elect eight Directors for a term of one year beginning with this annual meeting to be held November 15, 2001 and ending with the 2002 annual meeting to be held in November 2002.

    The Nominees are as follows: Edward J. Bernica, Andrew Davidson, David A. Flitner, Thomas N. McGowen Jr., G. Montgomery Mitchell, George D. Ruff, Dean South, Richard J. Schulte. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below. Withholding authority for any individual nominee will not be counted in favor or against the election of that nominee, but will be counted for the purpose of determining the presence of a quorum.)

                                              FOR THE SLATE AS PROPOSED      ___
                                              AGAINST THE SLATE AS PROPOSED  ___

                                              Withheld for______________________

2.       To ratify the appointment of Deloitte & Touche as auditors. FOR     ___
                                                                     AGAINST ___
                                                                     ABSTAIN ___

This proxy is solicited by the Board of Directors of the Corporation. The Proxy will be voted in the manner directed hereon. If no direction is made, this proxy will be voted FOR the election of Directors and for the ratification of Auditors, and according to the discretion of the proxy holders on any other matters that may properly come before the meeting.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                                        Dated:____________, 2001

                                                        Signatures:

                                                        ________________________

                                                        ________________________

Where shares are jointly held, each holder should sign. Executors, administrators, trustees and guardians should give full title as such. If signer is a corporation, please sign the full corporate name by an authorized officer.
          PLEASE SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE